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                                                                    EXHIBIT 10.2

                       NINTH AMENDMENT TO CREDIT AGREEMENT


                  NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 20, 1999, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), ITT CORPORATION, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Original Borrowers"), the other Credit Parties (as defined in the Credit Agreement referred to below), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents (in such capacity, the "Administrative Agents") and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, the "Syndication Agents") and BANKERS TRUST COMPANY, as Collateral Agent (in such capacity, the "Collateral Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, the Original Borrowers, the Lenders, the Administrative Agents and the Syndication Agents are parties to that certain Credit Agreement, dated as of February 23, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, the Corporation has entered into an agreement to consummate the following transaction (all of the following being collectively referred to herein as the "Vistana Timeshare Transaction"): (i) Vistana, Inc., a Florida corporation ("Original Vistana") shall merge with and into Fire Acquisition Corp., a Florida corporation ("Vistana Parent"), a newly created Wholly-Owned Subsidiary of the Corporation and (ii) Vistana Parent shall be the surviving entity of such merger and shall change its name to Vistana, Inc.;

                  WHEREAS, Original Vistana and its Subsidiaries are, and Vistana Parent and its Subsidiaries will be, engaged in (i) the acquisition, development, operation, management and sale of vacation ownership resorts ("Vacation Resorts"), including, without limitation, resorts having vacation ownership interests, interval ownership interests, timeshare estates, timeshare licenses, vacation clubs, right-to-use programs or other forms of vacation ownership programs (all of the foregoing being collectively referred to herein as "VOIs") and (ii) providing customers who purchase VOIs at Vacation Resorts financing for such purchases (all of the foregoing, together with (A) the transactions described on Schedule 1 hereto and (B) any and all businesses that in the good faith judgment of the board of directors of the Corporation or Vistana Parent are materially related to the Timeshare Business, collectively, the "Timeshare Business");

                  WHEREAS, after the consummation of the Vistana Timeshare Transaction, the Corporation and its Subsidiaries will require greater flexibility under the Credit Agreement and the other Credit Documents in order to conduct the Timeshare Business of Vistana Parent and its

Subsidiaries as presently conducted by Original Vistana and its Subsidiaries and as contemplated in the future;

                  WHEREAS, the Borrowers wish to request certain waivers from certain restrictions set forth in certain sections of the Credit Agreement in order to permit the Corporation and its Subsidiaries to conduct the Timeshare Business and the other transactions described herein; and

                  WHEREAS, the parties hereto also wish to amend the Credit Agreement in certain respects as herein provided;

                  NOW, THEREFORE, it is agreed:

         I. Waivers, Amendments and Agreements with Respect to the Credit Agreement

                  SECTION 1.        Vistana Timeshare Transactions.

                  (a) Permitted Acquisition. (i) The Corporation hereby confirms and acknowledges to the Lenders that the Vistana Timeshare Transaction is a Permitted Acquisition (as such term is defined in Section 9.02 of the Credit Agreement), except that, after the consummation of the Vistana Timeshare Transaction and without this Amendment becoming effective upon its terms, the Corporation would be unable to comply with clause (ii) of Section 9.02(ix) of the Credit Agreement in that said clause requires the Vistana Restricted Subsidiaries (as hereinafter defined) to comply with Section 8.15 of the Credit Agreement.

                  (ii) The Lenders hereby acknowledge and agree that, subject to the terms and conditions of this Amendment, the Vistana Timeshare Transaction shall be a Permitted Acquisition even though the Vistana Timeshare Transaction does not comply with the requirements of clause (ii) of said Section 9.02(ix) to the extent specifically described in preceding clause (i), provided all other requirements of Section 9.02(ix) of the Credit Agreement, and the requirements of following clause (d), are satisfied.

                  (b) Use of Proceeds; Section 4.02(d) and (e). (i) Section 4.02(d) of the Credit Agreement shall be amended by replacing the words "provided that (x)" in said Section with the following:

                  "provided that (w) the Net Proceeds received in respect of any Indebtedness incurred pursuant to, and in accordance with the requirements of, clause (xv) of Section 9.04 and which would otherwise be required to be applied as mandatory repayments or commitment reductions hereunder shall not be required to be so applied and may be reinvested in, or otherwise used in connection with, the Timeshare Business, (x)"


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                  (iii) Section 4.02(e) of the Credit Agreement shall be amended by inserting, immediately after the words "receives cash proceeds from any Asset Sale", with the following: "(other than Net Proceeds received pursuant to Section 9.02(xiv) of this Credit Agreement)."

                  (c) Definition of Improvements; Section 7.12(c). The definition of the term "Improvements" (as defined in Section 7.12(c) of the Credit Agreement) shall include, in addition to the matters set forth in Section 7.12(c), all components of all improvements constituting Timeshare Assets (as hereinafter defined) owned or leased, as lessee, by Vistana Parent or any of its Subsidiaries.

                  (d) Restricted Vistana Subsidiaries Not Required as Guarantors or Pledgors; Pledge and Security Agreement Collateral; Sections 8.13 and 8.15. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents (including without limitation, Sections 8.13 and 8.15 of the Credit Agreement), none of the following Persons shall be a Guarantor, have any of its stock pledged, or be subject to the terms and provisions of Sections 8.13 or 8.15 of the Credit Agreement (collectively, the "Restricted Vistana Subsidiaries"): (i) VTM Corp.; (ii) Vistana Timeshare Mortgage Corp.;
(iii) Vistana 1998-A Timeshare Mortgage Corp.; (iv) Vistana 1999-A Timeshare Mortgage Corp., (v) any other special purpose, bankruptcy remote Subsidiary of Vistana Parent acquired, established or created by Vistana Parent or any of its Subsidiaries in connection with a Receivables Financing, Off-Balance Sheet Transaction or Timeshare Securitization (each as hereinafter defined), (vi) the Subsidiaries of Vistana Parent listed on Schedule 2 hereto for the reasons described therein, and (vii) any other non-Wholly-Owned Subsidiary of Vistana Parent in which all investments therein by the Corporation and its Subsidiaries have been made pursuant to clauses (C), (D), or (E) of Section 9.05(xvi), in each case, so long as such Restricted Vistana Subsidiary does not merge or consolidate with or into Vistana Parent or any other Credit Party; and provided that, notwithstanding anything to the contrary contained in this paragraph, the Corporation, Vistana Parent and each of the Subsidiaries of Vistana Parent (other than the Restricted Vistana Subsidiaries) hereby confirm and agree that, after giving effect to the Vistana Timeshare Transaction, (x) 100% of the Stock of Vistana Parent and each of its Subsidiaries (other than the Restricted Vistana Subsidiaries) shall be pledged to the Secured Creditors (and held by the Collateral Agent on their behalf) pursuant to the Pledge and Security Agreement and the other Credit Documents, (y) in accordance with Section 8.13 of the Credit Agreement and the other Credit Documents, the Corporation shall cause Vistana Parent and each of its Subsidiaries (other than the Restricted Vistana Subsidiaries) to deliver such Stock to the Collateral Agent promptly after the consummation of the Vistana Timeshare Transaction, and (z) Vistana Parent and each of its Subsidiaries (other than the Restricted Vistana Subsidiaries) shall comply with the applicable provisions of Sections 8.13 and 8.15 of the Credit Agreement, including, without limitation, the provisions set forth in Section
8.15 requiring Vistana Parent and such Subsidiaries to execute and deliver counterparts of the Guaranty and the Pledge and Security Agreement to the Collateral Agent; provided further that if at any time hereafter any Restricted Vistana Subsidiary may become a Guarantor, have its stock pledged, or be subject to the terms and provisions of Sections 8.13 or 8.15 of the Credit Agreement, then such Person shall no longer be considered a Restricted Vistana Subsidiary and from and after such time, such Person shall (and the Corporation shall cause such Person to) fully comply with all of the applicable provisions of Sections
8.13 or 8.15 of the Credit Agreement.

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                  (e) Liens; Section 9.01. Section 9.01 of the Credit Agreement
shall be amended by (i) deleting the last reference to the word "and" in clause
(xvi), (ii) deleting the period from clause (xvii) and inserting the following word "; and" in its place, and (iii) inserting, immediately after clause (xvii), the following new clause (xviii):

                  "(xviii) Liens on Assets of Vistana Parent or any of its Subsidiaries (other than Assets constituting Collateral) securing Indebtedness permitted under Sections 9.04(xv) and
                  (xvi)."

                  (f) Certain Additional Limitations Relating to Permitted Acquisitions; Section 9.02(ix); Consolidation, Merger, Purchase or Sale of Assets, Lease Obligations. Clause (ix) of Section 9.02 of the Credit Agreement is amended by inserting, immediately after the last word thereof, the following new proviso:

                  "provided that neither Vistana Parent nor any of its Subsidiaries shall acquire all or substantially all of the Assets or Capital Stock of any Person substantially engaged in the Timeshare Business unless Vistana Parent (if Vistana Parent is directly making the acquisition) or the respective Subsidiary of Vistana Parent which is making the acquisition is a Credit Party."

                  (g) Sale of Certain Timeshare Assets in the Ordinary Course of Business; Section 9.02; Consolidation, Merger, Purchase or Sale of Assets, Lease Obligations. Section 9.02 of the Credit Agreement is amended by (i) deleting the last reference to the word "and" in clause (xii), (ii) deleting the period from clause (xiii) and inserting the following word "; and" in its place, and (iii) inserting, immediately after clause (xiii), the following new clause (xiv):

                  "(xiv) Vistana Parent and any of its Subsidiaries may transfer, convey, sell, lease (including, without limitation, by way of sale-leaseback transactions) or otherwise dispose of
                  (A) all or any portion of its VOIs to consumers or (B) Timeshare Purchase Money Notes in connection with Receivables Financings, Off-Balance Sheet Transactions or Timeshare Securitizations, in each case, in one or a series of related transactions, provided (x) the consideration (including non-cash consideration) received from such transfer is at fair market value and (y) such transfer was in the ordinary course of business of Vistana Parent and its Subsidiaries. Notwithstanding anything to the contrary contained in Section
                  4.02 or elsewhere in the Credit Agreement, the cash proceeds of any transfers permitted under this clause (xiv) shall not be required to be applied as a mandatory repayment pursuant to
                  Section 4.02 of the Credit Agreement and may be used for the operation of, or reinvested in, the Timeshare Business."

                  (h) Financing Related to the Timeshare Business; Sections 9.04(xii), (xv) and (xvi); Indebtedness. (i) Clause (xii) of Section 9.04 of the Credit Agreement shall be amended

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by (1) deleting the words "herein and (b)" and replacing same with the words
"herein, (b)" and (2) inserting, immediately after the last word of said clause
(xii), the following words:

                  ", and (c) the amount of the Recourse Basket shall be further reduced from time to time to the extent provided in Schedule 1 to the Ninth Amendment and Sections 9.04(xv) and (xvi) (but without duplication of any of the same amounts)."

                  (ii) Section 9.04 of the Credit Agreement is further amended by (A) deleting the last reference to the word "and" in clause (xiii) thereof,
(B) deleting the period at the end of clause (xiv) in said Section, and (C) inserting, immediately after clause (xiv) of said Section, the following new clauses (xv) and (xvi):

                  "(xv) Indebtedness of Vistana Parent and any of its Subsidiaries (other than Contingent Obligations and Guarantees of Vistana Parent and its Subsidiaries) incurred in connection with the Timeshare Business as described in paragraphs 3 through 7, inclusive, of Schedule 1 to the Ninth Amendment and the Indebtedness of Original Vistana and its Subsidiaries outstanding on September 30, 1999; provided that, if any Indebtedness permitted to be outstanding at any time pursuant to this clause (xv) shall be or become, in whole or in part, Recourse Indebtedness of the Corporation or any of its Subsidiaries (other than Vistana Parent and its Subsidiaries), then such Recourse Indebtedness shall only be permitted to the extent incurred under preceding clause (xii), and in such case the Recourse Basket shall be reduced from time to time by the amount of such Recourse Indebtedness, and such Recourse Indebtedness shall be permitted only if the Recourse Basket would not be reduced below $0; and"

                  "(xvi) Contingent Obligations and Guarantees of Vistana Parent and its Subsidiaries incurred in connection with (A) the construction, development and operation of any Assets used in connection with the Timeshare Business, (B) any Indebtedness of Vistana Parent and its Subsidiaries permitted under clause
                  (xv) above, and (C) customer deposits received in the ordinary course of business; provided that, if any Contingent Obligation or Guarantee permitted to be outstanding at any time pursuant to this clause (xvi) shall be or become, in whole or in part, Recourse Indebtedness of the Corporation or any of its Subsidiaries (other than Vistana Parent and its Subsidiaries), then such Recourse Indebtedness shall only be permitted to the extent incurred under preceding clause (xii), and in such case the Recourse Basket shall be reduced from time to time by the amount of such Recourse Indebtedness, and such Recourse Indebtedness shall be permitted only if the Recourse Basket would not be reduced below $0."

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                  (i) Advances, Investments and Loans; 9.05(xvi). Section 9.05
of the Credit Agreement is hereby amended by (i) deleting the last reference to the word "and" in clause (xiv) thereof, (ii) deleting the period at the end of clause (xv) in said Section and inserting the following word "; and" in its place, and (iii) inserting, immediately after clause (xv) of said Section, the following new clause (xvi);

                  "(xvi) Vistana Parent and its Subsidiaries may make Investments consisting of the following: (A) in connection with the sale of any VOIs, loans to purchasers of such VOIs, which Loans may be secured by a mortgage, pledge or other encumbrance on the VOI being purchased and which is made in the ordinary course of business, (B) in connection with any Vacation Resort, loans to any owner association established in connection with such Vacation Resort, but only to the extent that such loans are made in the ordinary course of business in an aggregate outstanding principal amount not to exceed $20,000,000 at any time (determined without regard to any write-downs or write-offs of such loans and advances), (C) the Timeshare Joint Ventures (as hereinafter defined) described in
                  Schedule 1 to the Ninth Amendment, (D) other equity investments in any Person not otherwise a Guarantor under the Credit Agreement in the ordinary course of the Timeshare Business, and (E) intercompany loans and advances of cash to Subsidiaries of Vistana Parent that are not Guarantors; provided that (i) the aggregate amount of investments, loans and advances permitted under clauses (C) , (D), and (E) of this Section 9.05(xi) shall not exceed $100,000,000 in any Fiscal Year, (ii) no single equity investment permitted under clauses (C), (D), and (E) of this Section 9.05(xi) shall exceed $50,000,000, and (iii) the $300,000,000 basket (and, after the Caesars World Effective Date, the $400,000,000 basket) set forth in Section 9.05(xvi) shall be reduced in any Fiscal Year by the amount of investments, loans and advances actually made as permitted under clauses (C), (D) and (E) of this Section 9.05(xvi), and the investments pursuant to said clauses (C), (D), and (E) of this Section 9.05(xvi) shall be permitted only if the basket referred to above would not be reduced below $0."

                  (j) Business of Vistana Parent and its Subsidiaries; Section
9.15. Section 9.15 of the Credit Agreement is hereby amended by inserting, immediately after the last sentence thereof, the following new sentence:

                  "Neither Vistana Parent nor any of its Subsidiaries shall (and no Borrower shall permit Vistana Parent or any of its Subsidiaries to) engage (directly or indirectly) in any business other than the Timeshare Business.";


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it being agreed that the portion of the Eighth Amendment amending and restating
Section 9.15 shall only amend and restate the first sentence of said Section
9.15 and shall not amend or restate the new second sentence of said Section as herein provided.

                  (k) Definition of Hotel and Gaming Business; Section 11.01. The definition of the term "Hotel and Gaming Businesses" as defined in Section
11.01 of the Credit Agreement shall be deemed to include, without limitation, the Timeshare Business.

                  (l) Definition of Hotel; Sections 7.12(c); 9.07(a), etc. The Credit Agreement is hereby amended so that the term "Hotel," but only as such term is used in the first sentence of Section 7.12(c) and the second to last sentence of the definition of "Contingent Obligations," shall be deemed to include, without limitation, any Real Property or Leasehold comprising a facility used in connection with the Timeshare Business; it being agreed that, for purposes of Section 9.07(a), the revenues from such facilities used in connection with the Timeshare Business shall be excluded.

                  (m) Sections 9.24 and 9.25; Timeshare Inventory Balance and New Timeshare Construction. Section 9 of the Credit Agreement is amended by inserting, immediately after the last Section thereof, the following new
Sections:

                  "9.24 Timeshare Inventory Balance. (a) The Borrowers will not permit the amount of the Timeshare Inventory Balance for the last day of any Test Period ending during a period set forth below to be greater than the amounts set forth below:

                  "Ninth Amendment Effective                           $200,000,000
                  Date through and including
                  December 31, 1999

                  January 1, 2000 through and including                $350,000,000"
                  the Final Maturity Date

                  "(b) As used in this Section 9.24, the term "Timeshare Inventory Balance" means the aggregate amount of inventory and construction in progress as set forth in the consolidated balance sheets of the Corporation and its Subsidiaries (plus, without duplication, any amounts previously reflected as inventory with respect to the Timeshare Business, for so long as the respective assets continue to be owned by the Corporation or its Subsidiaries, if such assets have been reclassified and are no longer shown as inventory in said balance sheets), in each case, to the extent relating to the Timeshare Business."

         "9.25 Certain Limitations on the Timeshare Business. Notwithstanding anything to the contrary contained in this Credit Agreement, (a) upon the occurrence and during the continuance of any Specified Default or any Event of Default, (i) neither Vistana Parent nor any of its Subsidiaries shall commence the development of any Vacation Resort or other timeshare project, in each case

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         where construction has not yet begun, or commence the development of a new phase of any existing Vacation Resort or other timeshare project, or acquire any land in connection with the intended development of a Vacation Resort or other timeshare project and (ii) neither the Corporation nor any of its Subsidiaries (other than Vistana Parent and its Subsidiaries) shall guarantee any Indebtedness of, or make any loans or advances to, Vistana Parent and any of its Subsidiaries except to the extent reasonably required to complete a Vacation Resort or other timeshare project then in construction or development, (b) at no time shall the Corporation or any of its Subsidiaries convert any Hotel or any portion thereof owned by the Corporation or such Subsidiary into one or more Vacation Resorts or other timeshare project if the aggregate book value of all such converted Hotels (or applicable portions thereof) exceeds $250,000,000 determined at the time of such conversion, and (c) the aggregate total book value of the Timeshare Assets of the Corporation and its Subsidiaries shall at no time exceed ten percent (10%) of the total book value of the Assets of the Corporation and its Subsidiaries as of the then most recently ended Test Period."

                  SECTION 3. Restricted Payments; Section 9.03. Clause (ii) of
Section 9.03 of the Credit Agreement shall be amended by (i) deleting the words "15% of Adjusted Funds From Operations" in clause (B) therein and replacing the same with the following: "10% of Combined EBITDA."

                  SECTION 4. Time Periods for Quarterly and Annual Reports;
Section 8.01. Section 8.01(a) and (b) of the Credit Agreement shall each be amended by (i) deleting the number "45" appearing in Section 8.01(a) of the Credit Agreement and inserting "55" in its place and (ii) deleting the number "90" appearing in Section 8.01(b) of the Credit Agreement and inserting "100" in its place.

                  SECTION 5. Certificates by Other Officers; Sections 8.01 and
8.07. Each of Sections 8.01(a), (b), and (e) and Section 8.07 of the Credit Agreement shall be amended by inserting, immediately after each occurrence of the phrase "the chief financial officer of the Corporation" in such Sections, the following parenthetical:

                  "(or by the Senior Vice President - Finance & Treasurer or Senior Vice President and Corporate Comptroller of the Corporation)"

                  SECTION 6. Capital Expenditures; Section 9.07; Carry-Over of Certain Unused Baskets. (i) Section 9.07(c) of the Credit Agreement is hereby amended by inserting at the end thereof the following new proviso:

                  "provided, further that, to the extent that the amount of Capital Expenditures made by the Corporation and its Subsidiaries pursuant to preceding clause (y) is less than $900,000,000 (unless the amount available for Capital Expenditures in 1999 has been previously reduced pursuant to the preceding proviso, then such lesser amount), then the amount of such difference, but not to exceed $300,000,000,

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
                  shall be added to the amount otherwise available for Capital Expenditures for Fiscal Year 2000."

                  (ii) Section 9.07(c) of the Credit Agreement shall be amended by inserting, immediately after the words "additional Capital Expenditures for the purpose of", the following words: "acquiring, renovating, or constructing Assets generally considered as corporate expenditures (such as, by way of illustration only, reservation and telephone systems),".

                  SECTION 7. Certain Definitions. (a) The following new definitions shall be inserted in proper alphabetical order in Section 11.01:

                  "'Ninth Amendment' shall mean that certain Ninth Amendment to Credit Agreement, dated as of September 20, 1999.

                  "Ninth Amendment Effective Date" shall mean the date upon which the Ninth Amendment becomes effective in accordance with its terms.

                  "Off-Balance Sheet Transaction" shall have the meaning assigned to such term in Schedule 1 to the Ninth Amendment.

                  "Original Vistana" shall have the meaning assigned to such term in the Recitals to the Ninth Amendment.

                  "Receivables Financing" shall have the meaning assigned to such term in Schedule 1 to the Ninth Amendment.

                  "Timeshare Assets" shall mean any Assets relating to the Timeshare Business.

                  "Timeshare Business" shall have the meaning assigned to such term in the Recitals to the Ninth Amendment.

                  "Timeshare Inventory Balance" shall have the meaning assigned to such term in Section 9.24 of the Credit Agreement.

                  "Timeshare Joint Ventures" shall have the meaning assigned to such term in Schedule 1 to the Ninth Amendment.

                  "Vacation Resorts" shall have the meaning assigned to such term in the Recitals to the Ninth Amendment.

                  "Vistana Parent" shall have the meaning assigned to such term in the Recitals to the Ninth Amendment.

                  "VOIs" shall have the meaning assigned to such term in the Recitals to the Ninth Amendment.

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
                  "Timeshare Purchase Money Notes" shall have the meaning assigned to such term in Schedule 1 to the Ninth Amendment.

                  "Timeshare Securitization" shall have the meaning assigned to such term in Schedule 1 to the Ninth Amendment."

                  (b) The definition of the term "Combined Indebtedness" in
Section 11.01 of the Credit Agreement is amended by replacing the words "Section 9.04(xii) of the Credit Agreement)" with the following words: "Section 9.04(xii) or (xvi) of the Credit Agreement."

                  (c) The definition of the term "Recourse Indebtedness" in
Section 11.01 of the Credit Agreement is amended by deleting the word "secured" therefrom.


         II.      Miscellaneous Provisions

                  A. Each Guarantor and each Borrower, by their signatures below, hereby confirms that (x) the Guaranty shall remain in full force and effect and the Guaranty covers the obligations of each of the Borrowers under the Credit Agreement, as modified and amended by this Amendment, as provided in the Guaranty, and (y) the Pledge and Security Agreement (as modified by this Amendment) shall remain in full force and effect as security for the obligations under the Credit Agreement, as modified and amended by this Amendment.

                  B. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  C. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

                  D. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  E. This Amendment shall become effective on the date (the "Ninth Amendment Effective Date") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent at its Notice Office; provided that Sections 1, 7(a) and 7(b) of this Amendment shall only become effective when both (x) the conditions set forth in this sentence have been satisfied and (y) the Vistana Timeshare Transaction shall have been consummated; provided further that if the Vistana Timeshare Transaction is not consummated on or prior to January 31, 2000, Sections 1, 7(a) and 7(b) of this Amendment shall be of no force or effect.

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
                  F. From and after the Ninth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                 [SCHEDULES 1 AND 2 AND SIGNATURE PAGES FOLLOW]




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
                                   SCHEDULE 1
                        DESCRIPTION OF TIMESHARE BUSINESS


1. Sale of VOIs: Vistana Parent and its Subsidiaries may enter into one or more transactions from time to time where Vistana Parent or such Subsidiary may transfer, convey and sell VOIs to Persons provided that each such transaction is at fair market value and otherwise either consistent with the Timeshare Business presently conducted by Vistana Parent and its Subsidiaries or is considered ordinary or customary in the Timeshare Business as then conducted. Such sales may be for cash and non-cash consideration. The cash proceeds of any sales permitted under this paragraph 1 shall not be required to be applied as a mandatory repayment pursuant to Section 4.02 of the Credit Agreement.

2. Financing of VOIs: Vistana Parent and its Subsidiaries may enter into one or more transactions from time to time where Vistana Parent or such Subsidiary provide purchase money financing to customers who purchase VOIs, which financing may be evidenced by one or more purchase money notes (each, a "Timeshare Purchase Money Note" and, collectively, "Timeshare Purchase Money Notes").

3. Receivables Financing: Vistana Parent and its Subsidiaries may enter into financing arrangements from time to time with one or more lenders or other financing parties where (a) Vistana Parent or such Subsidiary incur Indebtedness with such lender or financing party not otherwise permitted under the Credit Agreement, (b) such Indebtedness is secured by a pledge, mortgage or other Lien by Vistana Parent or its Subsidiaries of their respective interests in Timeshare Purchase Money Notes and (c) the Indebtedness incurred does not exceed the then outstanding principal balance of such Timeshare Purchase Money Notes (all of the foregoing being collectively referred to as "Receivables Financing"); provided that, if any Receivables Financing permitted to be outstanding at any time pursuant to this paragraph 3 shall be or become, in whole or in part, Recourse Indebtedness of the Corporation or any of its Subsidiaries (other than Vistana Parent and its Subsidiaries), then the Recourse Basket shall be reduced from time to time by the amount of such Recourse Indebtedness, and such Recourse Indebtedness shall be permitted only if the Recourse Basket would not be reduced below $0.

4. Vacation Resort Financing: Vistana Parent and its Subsidiaries may enter into financing arrangements from time to time with one or more lenders or other financing parties where (a) Vistana Parent or such Subsidiary incur Indebtedness with such lender or financing party not otherwise permitted under the Credit Agreement, (b) such Indebtedness is incurred in connection with the acquisition, construction or renovation of a Vacation Resort by Vistana Parent or its Subsidiaries, and (c) such Indebtedness is secured, in whole or in part, by a pledge, mortgage or other Lien on the applicable Vacation Resort and related Timeshare Assets; provided that, if any Indebtedness permitted to be outstanding at any time pursuant to this paragraph 4 shall be or become, in whole or in part, Recourse Indebtedness of the Corporation or any of its Subsidiaries (other than Vistana Parent and its Subsidiaries), then the Recourse Basket shall be reduced from time to time by the amount of such Recourse Indebtedness, and such Recourse Indebtedness shall be permitted only if the Recourse Basket would not be reduced below $0.

5. Intercompany Financing: Subject to the restrictions contained in Section 9.25 or the Credit Agreement (as added in the Ninth Amendment), the Timeshare Joint Ventures, Vistana Parent, and its Subsidiaries, may enter into financing arrangements from time to time with the Corporation or one or more of its Subsidiaries in accordance with the Credit Agreement.

6. Off-Balance Sheet Transaction: Vistana Parent and its Subsidiaries may enter into off-balance sheet transactions from time to time with one or more lenders, financing or other parties where (a) Vistana Parent or such Subsidiary sell Timeshare Purchase Money Notes to such lender or financing party for cash consideration and (b) such cash consideration shall not be required to be applied as a mandatory repayment pursuant to Section 4.02 of the Credit Agreement (all of the foregoing being collectively referred to as "Off-Balance Sheet Transactions"); provided that, if any Off-Balance Sheet Transaction permitted to be outstanding at any time pursuant to this paragraph 6 shall be or become, in whole or in part, Recourse Indebtedness of the Corporation or any of its Subsidiaries (other than Vistana Parent and its Subsidiaries), then the Recourse Basket shall be reduced from time to time by the amount of such Recourse Indebtedness, and such Recourse Indebtedness shall be permitted only if the Recourse Basket would not be reduced below $0.

7. Timeshare Securitizations: Vistana Parent and its Subsidiaries may enter into one or more transactions from time to time in which certain Timeshare Assets (including, without limitation, certain real estate assets or receivable assets consisting in part of Timeshare Purchase Money Notes) are, directly or indirectly, either (i) sold, transferred to or with, or deposited in, one or more trusts or other pass-through entities or other similar entities that (a) issue pass-through certificates, participation interests or other evidence of beneficial ownership in such Timeshare Assets or (b) sells certificates, participation interests or other instruments to investors evidencing an ownership interest in the Timeshare Assets of such trust or entity or the right to receive income or proceeds therefrom, or (ii) pledged or mortgaged as security for notes or bonds, where such pass-through certificates, participation interests or other evidence of beneficial ownership, notes or bonds are structured for purchase by institutional investors in capital markets transactions (all of the foregoing being collectively referred to as "Timeshare Securitizations" and each, a "Timeshare Securitization"); provided that, if any Timeshare Securitization permitted to be outstanding at any time pursuant to this paragraph 7 shall be or become, in whole or in part, Recourse Indebtedness of the Corporation or any of its Subsidiaries (other than Vistana Parent and its Subsidiaries), then the Recourse Basket shall be reduced from time to time by the amount of such Recourse Indebtedness, and such Recourse Indebtedness shall be permitted only if the Recourse Basket would not be reduced below $0.

8. Operations; Telecommunications: Vistana Parent and its Subsidiaries may enter into one or more transactions from time to time where Vistana Parent or such Subsidiary may (a) furnish management, operations, maintenance and telecommunications services at Vacation Resorts, (b) own or operate vacation clubs and/or VOI exchange companies and (c) provide telecommunications contracting services to other Persons, provided that in each case, such transaction is either consistent with the Timeshare Business presently conducted by Vistana Parent and its Subsidiaries or is considered ordinary or customary in the Timeshare Business as then conducted.

                                   Schedule 1

9. Joint Ventures Subject to the restrictions contained in the Credit Agreement (as added in the Ninth Amendment) and the Ninth Amendment, Vistana Parent and its Subsidiaries shall be permitted to enter into the following joint ventures (all of the following being collectively referred to as the "Timeshare Joint Ventures"):

                  (a) Harborside at Atlantis. Vistana Parent, through one or more Wholly-Owned Foreign Subsidiaries, intends to acquire 50% equity interest in a Bahamas corporation to be known as Harborside at Atlantis Joint Venture Limited ("HSA") in exchange for an initial capital contribution of approximately $7,820,000. HSA is being formed to develop, operate and manage Harborside at Atlantis Vacation Resort in Paradise Island, Bahamas. The remaining 50% interest in HSA will be acquired by a subsidiary of Sun International Hotels Limited in exchange for contribution of the land on which the resort will be constructed. HSA may conduct its business through one or more Wholly-Owned Subsidiaries of that entity.

                  (b) World Golf Village. Vistana Parent, through various Subsidiaries, owns a 37.5% partnership interest in each of Vistana WGV, Ltd. ("VWL") and Vistana WGV Management, Ltd. ("VWML"). VWL was formed to develop and operate Vistana World Golf Village. VWML was formed to manage Vistana World Golf Village.

                  (c) Oak Plantation. Vistana Parent, through various Subsidiaries, owns a 66.67% partnership interest in Oak Plantation Joint Venture ("OPJV"). OPJV was formed to develop and operate Oak Plantation.

                  (d) Other Joint Venture Investments. Any other Investment in any joint venture relating to the Timeshare Business but only to the extent permitted under the Credit Agreement or otherwise waived by the Lenders.

                  (e) Additional Capital Contributions and Advances. Vistana Parent and its Subsidiaries may make such additional capital contributions and cash advances as may be required under the terms and provisions of the Contractual Obligations relating to the Joint Ventures specifically described above in paragraphs (a) through (d), inclusive.





                                   Schedule 1

                                   SCHEDULE 2
                SUBSIDIARIES NOT SUBJECT TO SECTIONS 8.13 or 8.15


         Name of Subsidiary                                   Reason Stock not Pledged
                                                                  or not Guarantor
Points of Colorado, Inc. ("POC")                         Covenant in Heller construction loan agreement
                                                         prohibits pledge of POC stock

Vistana Maintenance Association, Inc.                    A not-for-profit corporation

Vistana MB, Inc. ("VMBI")                                Covenants in Heller construction and
                                                         receivables loan agreements prohibit pledge of
                                                         VMBI stock

Vistana Scottsdale Development, Inc.                     Covenant in Heller construction loan
("VSDI")                                                 agreements prohibits pledge of VSDI stock

Vistana Scottsdale, Inc. ("VSI")                         Covenants in Heller construction and
                                                         receivables loan agreements prohibit pledge of
                                                         VSI stock

Vistana Bahamas Holdings, Ltd. ("VBHL")                  Foreign corporation; Joint Venture Restriction

Harborside at Atlantis Joint Venture                     Foreign corporation to be 50% owned by
                                                         VBHL; Joint Venture Restriction

VCH Oaks, Inc.                                           Joint Venture Restriction

VCH Oaks, Ltd.                                           Joint Venture Restriction

Oak Plantation Joint Venture                             Joint Venture Restriction

Vistana WGV Holdings, Inc.                               Joint Venture Restriction

Vistana WGV Investments, Inc.                            Joint Venture Restriction

Vistana WGV, Ltd.                                        Not a Subsidiary; Joint Venture Restriction on
                                                         pledge of partnership interests

Vistana WGV Management, Inc.                             Joint Venture Restriction

Vistana WGV Management, Ltd.                             Not a Subsidiary; Joint Venture Restriction on
                                                         pledge of partnership interests


                                   Schedule 2

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

         STARWOOD HOTELS & RESORTS
         WORLDWIDE, INC., a Maryland corporation

         By: /s/ Mark D. Rozells
            -------------------------------------------
            Title: Vice President Finance and Treasurer


         STARWOOD HOTELS & RESORTS
         a Maryland real estate investment trust

         By: /s/ Mark D. Rozells
            -------------------------------------------
            Title: Vice President Finance and Treasurer


         SLT REALTY LIMITED PARTNERSHIP,
         a Delaware limited partnership

         By: Starwood Hotels & Resorts, a Maryland real
             estate investment trust, its general partner

             By: /s/ Mark D. Rozells
                -------------------------------------------
                Title: Vice President and Treasurer


         ITT CORPORATION, a Nevada corporation

         By: /s/ Mark D. Rozells
            -------------------------------------------
            Title: Senior Vice President Finance and Treasurer

CHARLESTON HOTEL ASSOCIATES, LLC,
a New Jersey limited liability company,

CRYSTAL CITY HOTEL ASSOCIATES, LLC,
a New Jersey limited liability company,

LONG BEACH HOTEL ASSOCIATES, LLC,
a New Jersey limited liability company,

SANTA ROSA HOTEL ASSOCIATES, LLC,
a New Jersey limited liability company,

SLT ALLENTOWN LLC,
a Delaware limited liability company,

SLT ARLINGTON LLC,
a Delaware limited liability company,

SLT ASPEN DEAN STREET, LLC,
a Delaware limited liability company,

SLT BLOOMINGTON LLC,
a Delaware limited liability company,

SLT CENTRAL PARK SOUTH, LLC,
a Delaware limited liability company,

SLT DANIA LLC,
a Delaware limited liability company,

SLT DC MASSACHUSETTS AVENUE, LLC,
a Delaware limited liability company,

SLT INDIANAPOLIS LLC,
a Delaware limited liability company,

SLT KANSAS CITY LLC,
a Delaware limited liability company,

SLT LOS ANGELES LLC,
a Delaware limited liability company,

SLT MINNEAPOLIS LLC,
a Delaware limited liability company,

SLT PALM DESERT LLC,
a Delaware limited liability company,

SLT PHILADELPHIA LLC,
a Delaware limited liability company,

SLT REALTY COMPANY, LLC,
a Delaware limited liability company,

SLT SAN DIEGO LLC,
a Delaware limited liability company,

SLT SOUTHFIELD LLC,
a Delaware limited liability company,

SLT ST. LOUIS LLC,
a Delaware limited liability company,

SLT TUCSON LLC,
a Delaware limited liability company,

STARLEX LLC,
a New York limited liability company,

STARWOOD ATLANTA II LLC,
a Delaware limited liability company,

STARWOOD ATLANTA LLC,
a Delaware limited liability company,

STARWOOD MISSION HILLS, L.L.C.,
a Delaware limited liability company,

STARWOOD NEEDHAM LLC,
a Delaware limited liability company,

STARWOOD WALTHAM LLC,
a Delaware limited liability company,

By: SLT Realty Limited Partnership,
    a Delaware limited partnership, the managing member of each of the above listed entities

    By:  Starwood Hotels & Resorts,
         a Maryland real estate investment trust,
         its general partner

         By: /s/ Mark D. Rozells
             --------------------------------------
             Title: Vice President and Treasurer

BW HOTEL REALTY, LP,
a Maryland limited partnership,

CP HOTEL REALTY, LP,
a Maryland limited partnership,

EDISON HOTEL ASSOCIATES, LP,
a New Jersey limited partnership,

NOVI HOTEL ASSOCIATES, LP,
a Delaware limited partnership,

PARK RIDGE HOTEL ASSOCIATES, LP,
a Delaware limited partnership,

SLT FINANCING PARTNERSHIP,
a Delaware general partnership,

SLT HOUSTON BRIAR OAKS, LP,
a Delaware limited partnership,

VIRGINIA HOTEL ASSOCIATES, LP,
a Delaware limited partnership,

PRUDENTIAL HEI JOINT VENTURE,
a Georgia general partnership,

By: SLT Realty Limited Partnership,
    a Delaware limited partnership, the general partner of each of the above listed entities

    By:  Starwood Hotels & Resorts,
         a Maryland real estate investment trust,
         its general partner

         By: /s/ Mark D. Rozells
            --------------------------------------
            Title: Vice President and Treasurer

HEI HOTELS, L.L.C.,
a Delaware limited liability company,

OPERATING PHILADELPHIA LLC,
a Delaware limited liability company,

SLC ALLENTOWN LLC,
a Delaware limited liability company,

SLC ARLINGTON LLC,
a Delaware limited liability company,

SLC ASPEN DEAN STREET, LLC,
a Delaware limited liability company,

SLC ATLANTA II LLC,
a Delaware limited liability company,

SLC ATLANTA LLC,
a Delaware limited liability company,

SLC BLOOMINGTON LLC,
a Delaware limited liability company,

SLC CENTRAL PARK SOUTH, LLC,
a Delaware limited liability company,

SLC DANIA LLC,
a Delaware limited liability company,

SLC DC MASSACHUSETTS AVENUE, LLC,
a Delaware limited liability company,

SLC INDIANAPOLIS LLC,
a Delaware limited liability company,

SLC KANSAS CITY L.L.C.,
a Delaware limited liability company,

SLC LOS ANGELES LLC,
a Delaware limited liability company,

SLC MINNEAPOLIS LLC,
a Delaware limited liability company,

SLC NEEDHAM LLC,
a Delaware limited liability company,

SLC PALM DESERT LLC,
a Delaware limited liability company,

SLC SAN DIEGO LLC,
a Delaware limited liability company,

SLC SOUTHFIELD LLC,
a Delaware limited liability company,

SLC ST. LOUIS LLC,
a Delaware limited liability company,

SLC TUCSON LLC,
a Delaware limited liability company,

SLC WALTHAM LLC,
a Delaware limited liability company,

STARWOOD MANAGEMENT COMPANY, LLC,
a Delaware limited liability company,

By:  SLC Operating Limited Partnership,
     a Delaware limited partnership, the managing member of each of the above listed entities

          By:  Starwood Hotels & Resorts
                    Worldwide, Inc., a Maryland corporation, its
                    general partner

                    By:  /s/ Mark D. Rozells
                       -----------------------------------------------------
                         Title: Vice President and Treasurer

SLC OPERATING LIMITED PARTNERSHIP,
a Delaware limited partnership,

By:  Starwood Hotels & Resorts Worldwide, Inc., a Maryland
     corporation, its general partner

     By:  /s/ Mark D. Rozells
        -----------------------------------------------------
          Title: Senior Vice President Finance and Treasurer

     MILWAUKEE BROOKFIELD LP,
     a Wisconsin limited partnership,

     SLC-CALVERTON LP,
     a Delaware limited partnership,

     SLC HOUSTON BRIAR OAKS, LP,
     a Delaware limited partnership,

     By:  SLC Operating Limited Partnership,
          a Delaware limited partnership, the general partner of each of the above listed entities

          By:  Starwood Hotels & Resorts Worldwide, Inc.,
               a Maryland corporation, its general partner

               By:  /s/ Mark D. Rozells
                  -----------------------------------------------------
                    Title: Senior Vice President Finance and Treasurer

MOORLAND HOTEL LP,
a Wisconsin limited partnership,

By:  Milwaukee Brookfield LP,
     a Wisconsin limited partnership, its general partner

     By:  SLC Operating Limited Partnership,
          a Delaware limited partnership, its general partner

          By:  Starwood Hotels & Resorts Worldwide, Inc.,
               a Maryland corporation, its general partner

               By:  /s/ Mark D. Rozells
                  -----------------------------------------------------
                    Title: Senior Vice President Finance and Treasurer


ITT BROADCASTING CORP.,
a Delaware corporation

By:  /s/ Mark D. Rozells
   -----------------------------------------------------
     Title: Senior Vice President Finance and Treasurer


ITT SHERATON CORPORATION,
a Delaware corporation,

DESTINATION SERVICES OF SCOTTSDALE, INC., a Delaware corporation,

GENERAL FIDUCIARY CORPORATION,
a Massachusetts corporation,

GLOBAL CONNEXIONS INC.,
a Delaware corporation,

ITT SHERATON RESERVATIONS CORPORATION,
a Delaware corporation,

MANHATTAN SHERATON CORPORATION,
a New York corporation,

SAN DIEGO SHERATON CORPORATION,
a Delaware corporation,

SAN FERNANDO SHERATON CORPORATION,
a Delaware corporation,

SHERATON ARIZONA CORPORATION,
a Delaware corporation,

SHERATON 45 PARK CORPORATION,
a Delaware corporation,

SHERATON ASIA-PACIFIC CORPORATION,
a Delaware corporation,

SHERATON BLACKSTONE CORPORATION,
a Delaware corporation,

SHERATON BOSTON CORPORATION,
a Massachusetts corporation,

SHERATON CALIFORNIA CORPORATION,
a Delaware corporation,

SHERATON CAMELBACK CORPORATION,
a Delaware corporation,

SHERATON FLORIDA CORPORATION,
a Delaware corporation,

SHERATON HARBOR ISLAND CORPORATION,
a Delaware corporation,

SHERATON HARTFORD CORPORATION,
a Connecticut corporation,

SHERATON HAWAII HOTELS CORPORATION,
a Hawaii corporation,

SHERATON INTERNATIONAL, INC.,
a Delaware corporation,

SHERATON INTER-AMERICAS, LTD.,
a Delaware corporation,

SHERATON INTERNATIONAL DE MEXICO, INC.,
a Delaware corporation,

SHERATON MANAGEMENT CORPORATION,
a Delaware corporation,

SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation,

SHERATON WARSAW CORPORATION,
a Delaware corporation,

SHERATON MARKETING CORPORATION,
a Delaware corporation,

SHERATON MIAMI CORPORATION,
a Delaware corporation,

SHERATON MIDDLE EAST MANAGEMENT CORPORATION, a Delaware corporation,

SHERATON NEW YORK CORPORATION,
A New York corporation,

SHERATON OVERSEAS TECHNICAL SERVICES CORPORATION, a Delaware corporation,

SHERATON PEACHTREE CORPORATION,
a Delaware corporation,

SHERATON PHOENICIAN CORPORATION,
a Delaware corporation,

SHERATON SAVANNAH CORPORATION,
a Delaware corporation,

SHERATON SERVICES CORPORATION,
a Delaware corporation,

SOUTH CAROLINA SHERATON CORPORATION,
a Delaware corporation,

ST. REGIS SHERATON CORPORATION,
a New York corporation,

WORLDWIDE FRANCHISE SYSTEMS, INC.,
a Delaware corporation,

SHERATON VERMONT CORPORATION,
a Vermont corporation,

By: /s/ Mark D. Rozells
    --------------------------
    Title: Senior Vice President Finance and Treasurer

HUDSON SHERATON CORPORATION LLC,
a Delaware limited liability company

By: ITT SHERATON CORPORATION
    a Delaware corporation, its managing member

    By: /s/ Mark D. Rozells
        ---------------------------
        Title: Senior Vice President Finance and Treasurer

W&S DENVER CORP.,
a Delaware corporation,

W&S REALTY CORPORATION OF DELAWARE,
a Delaware corporation,

BENJAMIN FRANKLIN HOTEL, INC.,
a Washington corporation,

LAUDERDALE HOTEL COMPANY,
a Delaware corporation,

WESTIN BAY HOTEL COMPANY,
a Delaware corporation,

CINCINNATI PLAZA COMPANY,
a Delaware corporation,

SOUTH COAST WESTIN HOTEL COMPANY,
a Delaware corporation,

TOWNHOUSE MANAGEMENT INC.,
a Delaware corporation,

WVC RANCHO MIRAGE, INC.,
a Delaware corporation,

WESTIN ASSET MANAGEMENT COMPANY,
a Delaware corporation,

WESTIN HOTEL COMPANY,
a Delaware corporation,

W&S ATLANTA CORP.,
a Delaware corporation,

By:  /s/ Mark D. Rozells
    ----------------------------------------------------
     Title: Senior Vice President Finance and Treasurer

WESTIN SEATTLE HOTEL COMPANY,
a Washington general partnership,

By:  Benjamin Franklin Hotel, Inc.,
     its general partner

     By: /s/ Mark D. Rozells
         -----------------------------------------------
         Title: Vice President Finance and Treasurer

By:  W&S Realty Corporation of Delaware,
     its general partner

     By:  /s/ Mark D. Rozells
         -----------------------------------------------
         Title: Vice President Finance and Treasurer

WESTIN PREMIER, INC.,
a Delaware corporation,

WESTIN VACATION MANAGEMENT CORPORATION,
a Delaware corporation,

WESTIN VACATION EXCHANGE COMPANY,
a Delaware corporation,

By:  Starwood Hotels & Resorts Worldwide, Inc.,
     a Maryland corporation, the sole stockholder of each of the above listed entities

     By: /s/ Mark D. Rozells
         --------------------------------------------------
         Title: Senior Vice President Finance and Treasurer

W&S LAUDERDALE CORP.,
a Delaware corporation,

W&S SEATTLE CORP.,
a Delaware corporation,

By: SLT Realty Limited Partnership,
     a Delaware limited partnership, the sole stockholder of each of the above listed entities

     By: Starwood Hotels & Resorts
          a Maryland real estate investment trust,
          its general partner

          By: /s/ Mark D. Rozells
             --------------------
              Title: Vice President Finance and Treasurer

BANKERS TRUST COMPANY,
Individually and as Administrative Agent and as Paying Agent

By: /s/ Laura S. Burwick
   ---------------------
    Title: Principal

THE CHASE MANHATTAN BANK,
Individually and as Administrative Agent

By: /s/ Alan Breindel
   ------------------
    Title: Managing Director

LEHMAN COMMERCIAL PAPER, INC.,
Individually and as Syndication Agent

By: /s/ David Juge
   ---------------
    Title: Senior Vice President

BANK OF MONTREAL, CHICAGO BRANCH,
Individually and as Syndication Agent


By: /s/ Heather L. Turf
   --------------------------------------------
    Title: Director

ARAB BANKING CORPORATION (B.S.C.)


By: /s/ Louise Bilbro
   --------------------------------------------
    Title: Vice President

BANCA POPOLARE DI MILANO


By: /s/ Patrick F. Dillon
   --------------------------------------------
    Title: Vice President/Chief Credit Officer


By: /s/ Esperanza Quintero
   --------------------------------------------
    Title: Vice President


BANKBOSTON, N.A.


By: /s/ Kathleen M. Ahern
   --------------------------------------------
    Title: Vice President

By:
   --------------------------------------------
    Name:
    Title:

BANK LEUMI USA


By:
   --------------------------------------------
    Title:

THE BANK OF TOKYO-MITSUBISHI, LIMITED,
     NEW YORK BRANCH


By:
   --------------------------------------------
    Title:

BANK OF HAWAII

By: /s/ Brenda K. Testerman
   --------------------------------------------
    Title: Vice President

BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
     GROUP, NEW YORK BRANCH


By: /s/ Harvey Winter
   --------------------------------------------
    Title: Vice President

PARIBAS


By:
   --------------------------------------------
    Title:


By:
   --------------------------------------------
    Title:

BANQUE WORMS CAPITAL CORP.


By:
   --------------------------------------------
    Title:


BEAR STEARNS INVESTMENT PRODUCTS INC.


By: /s/ Gregory Hanley
   --------------------------------------------
    Title: Vice President

BARCLAYS BANK PLC


By: /s/ John Giannone
   --------------------------------------------
    Title: Director

CHANG HWA COMMERCIAL BANK, LTD., NEW
     YORK BRANCH


By:
   --------------------------------------------
    Title:

CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY

By:/s/ Kuang-Si Shiu
   ---------------------------------------------
   Title Senior Vice President & General Manager

CIBC INC.

By:
   ---------------------------------------------
   Title:

COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
    EUROPEENNE

By:
   ---------------------------------------------
   Title:


By:
   ---------------------------------------------
   Title:

CREDIT LYONNAIS NEW YORK BRANCH

By:/s/ Mary P. Daly
   ---------------------------------------------
   Title: Vice President

CREDIT SUISSE FIRST BOSTON

By:/s/ Chris T. Horgan       / Vitaly G. Butenko
   ---------------------------------------------
   Title: Vice President     / Asst. Vice President

UNICREDITO ITALIANO

By:/s/Gianfranco Bisagni
   ---------------------------------------------
   Title: First Vice President

By:/s/Saiyed A. Abbes
   ---------------------------------------------
   Title: Vice President

THE DAI-ICHI KANGYO BANK, LIMITED
     NEW YORK BRANCH

By:
   -----------------------------------------
    Title:

DEUTSCHE BANK AG NEW YORK AND/OR
     CAYMAN ISLANDS BRANCH

By: /s/ Hans-Josef Thiele
   -----------------------------------------
    Title: Director

By: /s/ Alexander Karow
   -----------------------------------------
    Title: Assistant Vice President

ERSTE BANK DER OESTERREICHISCHEN
     SPARKASSEN AG

By: /s/ Paul Judicke        /John S. Runnion
   -----------------------------------------
    Title: Vice President   /First Vice President
           Erste Bank New York Branch

FIRST COMMERCIAL BANK

By: /s/ Bruce Ju
   -----------------------------------------
    Title: Deputy General Manager

THE INDUSTRIAL BANK OF JAPAN, LIMITED NEW
     YORK BRANCH

By: /s/ Christian Giordano
   -----------------------------------------
    Title: Vice President

KZH CNC LLC

By: /s/ Peter Chin
   --------------------------------------
   Title: Authorized Agent


LAND BANK OF TAIWAN, LOS ANGELES BRANCH

By:
   --------------------------------------
   Name:
   Title:


MITSUBISHI TRUST & BANKING CORPORATION

By:
   --------------------------------------
   Title:


BANK OF AMERICA, N.A.

By: /s/ Ansel McDowell
   --------------------------------------
   Title: Vice President


THE ROYAL BANK OF SCOTLAND, PLC

By:
   --------------------------------------
   Title:


SOCIETE GENERALE, SOUTHWEST AGENCY

By: /s/ Thomas K. Day
   --------------------------------------
   Title: Director


SOUTHERN PACIFIC BANK

By: /s/ Mun Young Kim
   --------------------------------------
   Title: Vice President

THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

By:
    --------------------------------------
    Title:

WACHOVIA BANK, N.A.

By:
    --------------------------------------
    Name:
    Title:

WESTDEUTSCHE LANDESBANK GIROZENTRALE

By:
    --------------------------------------
    Title:

VAN KAMPEN
PRIME RATE INCOME TRUST

By: /s/ Douglas J. Smith
    --------------------------------------
    Title: Vice President

VAN KAMPEN SENIOR FLOATING RATE FUND

By: Van Kampen Investment Advisory Corp.

    By: /s/ Douglas J. Smith
        ---------------------------------
        Title: Vice President

VAN KAMPEN CLO I, LIMITED

By: VAN KAMPEN MANAGEMENT INC.,
    as Collateral Manager

    By: /s/ Douglas J. Smith
        ----------------------------------
        Title: Vice President

VAN KAMPEN
SENIOR INCOME TRUST

By:  /s/ Douglas J. Smith
     -----------------------------------------------------
     Title: Vice President

MELLON BANK, N.A., solely in its capacity as Trustee for the GENERAL MOTORS CASH MANAGEMENT MASTER TRUST, (as directed by Shenkman Capital Management, Inc.), and not in its individual capacity

By:
     -----------------------------------------------------
     Name:
     Title:


SENIOR DEBT PORTFOLIO

By:  Boston Management and Research,
     as Investment Advisor

     By:
          -----------------------------------------------------
          Name:
          Title:


OXFORD STRATEGIC INCOME FUND

By:  EATON VANCE MANAGEMENT,
     as Investment Advisor

     By:
          -----------------------------------------------------
          Name:
          Title:


INDOSUEZ CAPITAL FUNDING III, LIMITED
By:  Indosuez Capital as Portfolio Advisor

     By:  /s/ Melissa Marso
          -----------------------------------------------------
          Title: Vice President


FIRST SECURITY BANK, N.A.

By:
     -----------------------------------------------------
     Title:

FLEET BANK, N.A.

By:  /s/ John T. Harrison
     -----------------------------------------------------
     Title: Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:
     -----------------------------------------------------
     Title:


GOLDMAN SACHS CREDIT PARTNERS L.P.

By:
     -----------------------------------------------------
     Title:

GULF INTERNATIONAL BANK B.S.C.

By:
     -----------------------------------------------------
     Title:

HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY

By:
     -----------------------------------------------------
     Name:
     Title: